UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 7, 2008 (Date of earliest event reported)
Centennial Communications Corp. (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19603 (Commission File Number)	06-1242753 (IRS Employer Identification Number)

3349 Rt. 138 Wall, NJ (Address of principal executive offices)		07719 (Zip Code)
732 556 2200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 7, 2008, Centennial Communications Corp. issued a press release announcing its financial results for the fiscal quarter ended August 31, 2008. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Centennial Communications Corp. dated October 7, 2008

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2008	CENTENNIAL COMMUNICATIONS CORP. By: /s/ Tony L. Wolk Tony L. Wolk Senior Vice President, General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Centennial Communications Corp. dated October 7, 2008